Exhibit 99.1

                            Joint Filer Information


Date of Earliest Transaction Required
to be Reported:                         September 14, 2005

Issuer Name and Ticker or Trading
Symbol:                                 Foundation Coal Holdings, Inc. [FCL]

Designated Filer:                       Blackstone Management Associates IV
                                        L.L.C.

Other Joint Filers:                     Blackstone FCH Capital Partners IV
                                        L.P., Blackstone Family Investment
                                        Partnership IV-A L.P., Peter G.
                                        Peterson, Stephen A. Schwarzman

Addresses:                              The principal business address of each
                                        of the Joint Filers above is c/o The
                                        Blackstone Group, 345 Park Avenue, New
                                        York, New York 10154

Signatures:                             Blackstone FCH Capital Partners IV L.P.

                                        By:  Blackstone Management Associates
                                             IV L.L.C., as General Partner

                                             By:   /s/ Prakash Melwani
                                                  -----------------------------
                                                  Name:  Prakash Melwani
                                                  Title: Member

                                        Blackstone Family Investment
                                        Partnership IV-A L.P.

                                        By:  Blackstone Management Associates
                                             IV L.L.C., as General Partner

                                             By:   /s/ Prakash Melwani
                                                  -----------------------------
                                                  Name:  Prakash Melwani
                                                  Title: Member


                                         /s/ Peter G. Peterson
                                        -------------------------------
                                        Peter G. Peterson


                                         /s/ Stephen A. Schwarzman
                                        -------------------------------
                                        Stephen A. Schwarzman